Santander Consumer USA Holdings Inc. 3Q14 Investor Presentation

IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the SEC. Among the factors that could cause our financial performance to differ materially from that suggested by the forward-looking statements are: (a) we operate in a highly regulated industry and continually changing federal, state, and local laws and regulations could materially adversely affect our business; (b) adverse economic conditions in the United States and worldwide may negatively impact our results; (c) our business could suffer if our access to funding is reduced; (d) we face significant risks implementing our growth strategy, some of which are outside our control; (e) our agreement with Chrysler may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (f) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (g) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (h) loss of our key management or other personnel, or an inability to attract such management and personnel, could negatively impact our business; (i) we are subject to certain regulations, including oversight by the Office of the Comptroller of the Currency, the CFPB, the Bank of Spain, and the Federal Reserve, which oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (j) future changes in our relationship with Santander could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements. 2

AGENDA Highlights Strategy and Business Appendix: Financial and Supplemental Information Results 3

3Q14: HIGHLIGHTS

4

Robust Financial Performance

- Third quarter net income of $191.4 million[1], or $0.54 per diluted common share, **up 72% from prior year, ahead of EPS objective for the year**
  - Net income attributable to SCUSA shareholders for third quarter 2013 of $111.2 million, or $0.32 per diluted common share
- Third quarter ROE and ROA of 23.9% and 2.5%, respectively

Strong Originations

- Q3 volume, including assets originated for an affiliate, totaled $7.4 billion
  - More than $3.0 billion in Chrysler retail loans and $1.2 billion in Chrysler leases originated for our own portfolio
- Total originations up 13% for third quarter 2014 versus 2013
- Continued demand for assets; **serviced for others portfolio more than doubled this year to $10.2 billion at September 30, 3014** from $4.5 billion at the end of 2013

Stable Credit Performance

- Allowance to loans ratio increased to 12.3% from 11.6% quarter-over-quarter, driven by forward-looking provision methodology, seasonality, and the mix of retained loans
- **Current portfolio performance consistent with retained mix and typical seasonal patterns of deterioration in the second half of the year**
- As the unsecured portfolio matures, provisions increase

Capital Markets Expertise

- **Abundant liquidity in current market**
- In Q3, more than $1.3 billion issued from the core nonprime platform, SDART
- $1.0 billion issued from the Chrysler Capital prime retail platform, CCART
- $1.5 billion of additional liquidity from private term amortizing facilities and warehouse facilities
- Loan sales totaled $2.4 billion for third quarter 2014

Sophisticated Risk Management

- Focused on **balance sheet management and risk-adjusted returns, accretive to long-term earnings**
  - Increased prime loan sales to retain higher margin paper
- Q3 Chrysler Capital penetration rate of 29%; remain confident about ongoing success of Chrysler agreement

Technology and Operations

- **Continued investment in technology and operations while growing net income[1] 72% year-over-year**
- Leverage existing online platform to build out ChryslerDirect.com, an online upstream sales platform for Chrysler off-lease units to the dealer network as well as a grounding mobile application
  - Training for sales teams in the dealer network to begin in Q4 2014

[1] GAAP Net income attributable to SCUSA shareholders

Santander CONSUMER USA

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3Q14: PERFORMANCE

Key Metrics & Ratios

	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	September 30, 2013
Yield on Earning Assets[1] (%)	15.7%	16.0%	16.6%	16.8%
Cost of Debt (%)	1.9%	2.0%	2.0%	2.2%
Net Interest Margin[2] (%)	14.1%	14.3%	14.8%	14.9%
Efficiency Ratio[3] (%)	16.0%	17.4%	16.9%[4]	18.0%
Net Charge-off Ratio (%)	8.4%	5.8%	6.4%	6.4%
Return on Average Assets (%)	2.5%	3.4%	2.3%[4]	1.8%
Return on Average Equity (%)	23.9%	33.0%	22.4%[4]	17.7%
Diluted EPS ($)	$0.54	$0.69	$0.44[4]	$0.32

	End of Period			
	September 30, 2014	June 30, 2014	March 31, 2014	September 30, 2013
Delinquency Ratio (%)	4.1%	3.8%	3.1%	4.0%
Loan Loss Allowance to Loans (%)	12.3%	11.6%	11.0%	9.7%
Tangible Common Equity to Tangible Assets[5] (%)	10.4%	10.0%	9.7%	9.6%

[1] Yield on earning assets (%) is defined as the ratio of Net finance and other interest income, net of leased vehicle expense, to Average gross finance receivables, loans and leases

[2] Net interest margin (%) is defined as the ratio of Net finance and other interest income to Average gross finance receivables, loans and leases

[3] Efficiency ratio (%) is defined as the ratio of Operating expenses to the sum of Net finance and other interest income and Other income

[4] Q1 2014 adjusted for $75.8 million non-recurring stock compensation and other IPO-related expenses; reconciliation on slide 23

[5] See reconciliation on slide 23

Santander CONSUMER USA

AGENDA Highlights Strategy and Business Appendix: Financial and Supplemental Information Results 6

SCUSA OVERVIEW » Santander Consumer USA Holdings Inc. (NYSE: SC) (“SCUSA”) is approximately 60.5 percent owned by Santander Holdings USA, Inc., a wholly-owned subsidiary of Banco Santander, S.A. (NYSE: SAN)1 » SCUSA is a full-service, technology-driven consumer finance company focused on vehicle and unsecured consumer lending and third-party servicing » Historically focused on nonprime markets; established and continued presence in prime and lease » Approximately 4,300 employees across multiple locations in the U.S. 1 As of September 30, 2014 2 Chrysler Capital is a dba of SCUSA » Our strategy is to continue to leverage our efficient, scalable infrastructure and data to underwrite, originate and service consumer assets while controlling balance sheet growth » Focus on optimizing the mix of retained assets vs. assets sold and serviced for others » Continued presence in prime markets through Chrysler Capital2 and in unsecured consumer lending » Efficient funding through third parties and Santander Strategy SCUSA’s fundamentals are strong, and the company is focused on maintaining disciplined underwriting standards to deliver strong returns, robust profitability and value to its shareholders 7

SCUSA TODAY » Originate and refinance loans via SCUSA’s branded online platform, RoadLoans.com » Active relationships with more than 17,000 franchised automotive dealers throughout the United States » Originate loans through selected independent dealers, regional banks and OEMs, primarily Chrysler Direct Auto Finance Indirect Auto Finance and OEM Relationships Vehicle Finance » Finance third-party receivables for installment consumer products, via retailers » Leverage relationship with a lending technology company that enables SCUSA to facilitate private-label credit cards to underserved markets, via retailers » Finance third-party receivables for revolving consumer products Installment Revolving Unsecured Consumer Lending » Proprietary systems leverage SCUSA’s knowledge of consumer behavior across the full credit spectrum, and enable the company to effectively price, manage and monitor risk » Strengthened scalability evidenced by acquisitions and/or conversions and originations of more than $98BN of assets since 2008 Origination & Servicing Platforms 8

Chrysler Capital Overview Chrysler Relationship Highlights » 10-year private-label agreement, effective May 1, 2013 » 2,600 dealerships in the U.S.1 » Products include: Retail loans, lease and dealer lending » Chrysler subvention dollars enhance access to prime and nonprime customers » Ability to sell higher quality loans with lower margins and retain servicing increases servicing revenue Since its May 1, 2013 launch, Chrysler Capital has originated approximately $16.7 billion in retail loans and more than $6.1 billion in leases, and facilitated the origination of more than $1.7 billion in leases and dealer loans originations for an affiliate.2 1 Source: Chrysler Company filings and Ward Automotive Reports as published by the U.S. Department of Commerce, Bureau of Economic Analysis 2 As of September 30, 2014 CHRYSLER CAPITAL 9

AGENDA Highlights Strategy and Business Appendix: Financial and Supplemental Information Results 10

11

ORIGINATION TRENDS

Originations
(in thousands)

	Three Months Ended		
	September 30, 2013	June 30, 2014	September 30, 2014
SCUSA VOLUME			
Retail Installment Contracts	$5,130,372	$4,526,701	$5,205,933
Unsecured Consumer Loans	$276,265	$262,617	$249,474
Receivables from Dealers[2]	$167,487	$17,806	$1,609
Leases[3]	$928,301	$1,295,565	$1,298,794
Subtotal - SCUSA	$6,502,425	$6,102,689	$6,755,810
Originations for an affiliate	$17,150	$595,205	$603,931
Total Originations	**$6,519,575**	**$6,697,894**	**$7,359,741**

Total Serviced Portfolio[1]
(in thousands)



46%
$27,725,833
$2,996,011
$24,729,822
$37,093,368
$7,977,331
$29,116,037
$40,360,613
$10,248,185
$30,112,428
September 30, 2013
June 30, 2014
September 30, 2014
Owned and Serviced
Serviced for Others

SCUSA retains servicing on loans sold to third parties and affiliates or facilitated for affiliates, through bulk sales, flow programs and securitizations[4]

SCUSA continued to produce strong origination volume during the third quarter, originating and facilitating the origination of $7.4 billion in loans and leases

[1] US GAAP and does not include loans owned by SCUSA serviced by others; numbers are gross
[2] Excludes originations facilitated for an affiliate
[3] Includes capital leases
[4] Securitizations sold through the residual are accounted for as sales

Santander CONSUMER USA

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INCOME & OPERATING EXPENSES

Income
($ in millions)



$901
$954
$1,043
$1,076
$1,114
14.9%
14.6%
14.8%
14.3%
14.1%
$112
$114
$157 1
$76
$81
$246
$191
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Net Finance and Other Interest Income
Net Income
Net Interest Margin

Expenses and Efficiency Ratio
($ in millions)



$25,608
$26,402
$28,796
$29,732
$30,641
18.0%
19.2%
16.9% 1
17.4%
16.0%
$176
$203
$319 1
$120
$199
$211
$202
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Total Assets
Operating Expenses
Efficiency Ratio

Highlights

- In an environment of continued competition, SCUSA continues to produce steady returns, with third quarter 2014 net income[2] of $191.4 million, up 72 percent year-over-year
  - Third quarter net finance and other interest income increased by $38 million, or 4 percent, from last quarter, and $213 million, or 24 percent, from third quarter 2013, driven by the 30 percent year-over-year increase in the average portfolio
- SCUSA continues to demonstrate industry-leading efficiency, despite increases in expenses due to the evolving regulatory environment

[1] Q1 2014 core net income and operating expenses adjusted for $119.8 pre-tax ($75.8 after-tax) million non-recurring stock compensation and other IPO-related expenses; reconciliation on slide 23
[2] GAAP net income attributable to SCUSA shareholders

Santander
CONSUMER USA

$598 $629 $699 $589 $770 $371 $494 $407 $379 $565 6.4% 8.1% 6.4% 5.8% 8.4% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Provision Expense Net Charge-offs Net Charge-off Ratio CREDIT ($ in millions) » 31-60 and 61+ delinquency ratios increased moderately quarter-over-quarter, but remain in line with delinquency trends year-over-year » Net charge-off ratio came in higher in the same periods as the unsecured portfolio continues to season and used car values decline from recent highs » Provision expense increased quarter-over-quarter due to seasoning of the unsecured portfolio and mix of retained loans; SCUSA retained more leases and sold more loans » Loan sales were higher credit quality than retained loans » Seasonality more apparent in the third quarter provision numbers due to: » The provision model capturing two full fourth quarters of seasonally worse performance » Actual performance of the portfolio worsening in the back half of the year per typical seasonal patterns Highlights Delinquency Trends 7.9% 8.5% 5.9% 7.8% 8.5% 4.0% 4.5% 3.1% 3.8% 4.1% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 31-60 Day Delinquency 61+ Day Delinquency Provision Expense and Net Charge-offs 13

CAPITAL End of Period September 30, 2014 June 30, 2014 March 31, 2014 December 31, 2013 Tier 1 Leverage 9.5% 9.0% 8.8% 8.7% Tier 1 Risk-Based 9.4% 8.8% 8.4% 8.4% Total Risk-Based 10.8% 10.2% 9.8% 9.8% TCE/TA Ratio1 10.4% 10.0% 9.7% 9.7% SCUSA continues to produce positive trends in capital, driven by strong profitability Capital Ratios 1 Non-GAAP measure; reconciliation on slide 23 2 Equity capital less accumulated gains (losses) on cash flow hedges less Goodwill & intangibles less Deferred tax assets 3 Risk-weighted Assets: Balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items which are allocated to various risk-weighting categories based on the FRB risk-based capital guidelines 4 Tier 1 Capital plus Tier 2 includible Allowance for loan losses (the minimum of the current ALLL or 1.25% of risk weighted assets) Regulatory Calculations » “Tier 1 leverage ratio” is the ratio of Tier 1 capital2 to average total assets » “Tier 1 risk-based ratio” is the ratio of Tier 1 capital2 to risk-weighted assets3 » “Total risk-based ratio” is the ratio of total capital (Tier 12 plus Tier 24) to risk-weighted assets3 Internal SCUSA Measure » “TCE/TA ratio” is the ratio of tangible common equity to tangible assets 14

4.8 3.4 11.3 5.0 6.3 6.3 12.1 12.1 Santander and Related Subsidiaries Third-Party Revolving Privately Issued Amortizing Notes Public Securitizations FUNDING AND LIQUIDITY Funding Sources » Fourteen external lenders in committed third party revolving facilities as of quarter-end » SCUSA has been the largest issuer of retail auto ABS since 2011, issuing a total of over $32 billion in retail auto ABS since 2010 » During the quarter, SCUSA continued to show strong access to liquidity with the execution of two securitizations totaling $2.35 billion as well as $1.5 billion of additional liquidity from private term amortizing facilities and warehouse facilities » Additionally, SCUSA has flow agreements in place related to the sale of Chrysler Capital retail, lease, and dealer lending » In the third quarter SCUSA executed $2.4 billion in loan and dealer sales to RBS Citizens, Bank of America, SBNA, and through the CCART platform, with net investment gains of $38 million Highlights 15 4.8 3.3 10.9 4.5 6.2 6.2 12.1 12.1 Committed Amount Utilized Balance Committed Amount Utilized Balance June 30, 2014 September 30, 2014 $34.5 $26.8 Abundant liquidity in current market ($ in billions) $34.0 $26.1

AGENDA Highlights Strategy and Business Appendix: Financial and Supplemental Information Results 16

COMPANY ORGANIZATION 17 Banco Santander, S.A. Spain dba Chrysler Capital Other Subsidiaries Centerbridge Other Subsidiaries Santander Holdings USA, Inc. (f/k/a Sovereign Bancorp Inc.) Santander Bank N.A. (f/k/a Sovereign Bank) Sponsor Auto Finance Holdings Series LP DDFS LLC (Tom Dundon) Santander Consumer USA Holdings Inc. (“SCUSA”) Public Shareholders Other Management 100% Ownership 60.5% Ownership **Ownership percentages are approximates as of September 30, 2014 1 Beneficial Ownership includes options currently exercisable or exercisable within 60 days of November 3, 2014 1.2% Ownership 28.2% Ownership 10.0% Ownership (13.3% Beneficial Ownership) 1 0.1% Ownership (0.6% Beneficial Ownership) 1

ECONOMIC INDICATORS Consumer Sentiment Index1 Motor Vehicle Sales1 » Motor vehicle sales in the third quarter were the highest in eight years » After an exceptionally strong new vehicle sales pace in August, growth, as expected, pulled back in September 1 Source: Bloomberg September 30, 2014 » Consumer sentiment is moving steadily to new recovery highs 84.60 40 50 60 70 80 90 100 High: 90.40 Low: 55.30 Average: 72.42 16.34 5 7 9 11 13 15 17 19 21 High: 16.70 Low: 9.04 Average: 13.40 (units in millions) 18 Source: Bloomberg 9/30/2014 Source: Bloomberg 9/30/2014

CONSUMER FINANCE ENVIRONMENT 19 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels 2 On a mix-, mileage-, and seasonally-adjusted basis 3 Standard & Poor’s Ratings Services (ABS Auto Trust Data) » Wholesale used vehicle prices2 fell 0.3% in September, down for the fifth consecutive month » Year-over-year, the Manheim Index was down 1.1% » SCUSA recovery rates declined 1.6% due to seasonality and pressure from the new vehicle market » The industry is normalizing, coming down from recent record high recovery rates 60+ Day Delinquency Rates3 Net Loss Rates3 0 1 2 3 4 5 6 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Prime % (Left Scale) Nonprime % (Right Scale) 0 2 4 6 8 10 12 14 0 0.5 1 1.5 2 2.5 (%) Prime (Left Scale) (%) Nonprime (Right Scale) Manheim Index1 121.4 110 115 120 125 130 135 Source: Manheim Index 09/2014

CREDIT PROFILES 46.4% 29.1% 12.8% 3.1% 25.3% 30.7% 26.7% 17.3% 26.8% 31.8% 26.3% 15.1% 27.0% 32.2% 26.1% 14.6% 26.7% 32.3% 26.5% 14.5% 26.9% 33.2% 26.5% 13.4% 0% 10% 20% 30% 40% 50% <540 540-599 600-659 >660 Q4 2008 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Retail Installment Contracts1 FICO Bands Unsecured Consumer Loans 2.8% 27.3% 43.1% 26.8% 6.3% 24.2% 39.4% 30.1% 3.5% 27.6% 43.9% 25.0% 10.0% 21.3% 40.9% 27.8% 3.2% 20.7% 35.6% 40.5% 0% 10% 20% 30% 40% 50% <540 540-599 600-659 >660 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 FICO Bands 1 Held for investment; excludes prime assets held for sale ($90 million retail installment contracts held for sale as of September 30, 2014) SCUSA business has migrated up market since 2008 and continues to stabilize 20

CONSOLIDATED BALANCE SHEET (Unaudited, Dollars in thousands) September 30, 2014 June 30, 2014 September 30, 2013 Assets Cash and cash equivalents $ 43,889 $ 45,913 $ 27,351 Receivables held for sale 91,153 123,791 73,425 Retail installment contracts held for investment, net 21,319,080 21,444,601 20,418,553 Unsecured consumer loans, net 1,340,283 1,233,637 569,781 Restricted cash 1,989,434 2,007,946 1,612,943 Receivables from dealers held for investment 97,178 85,194 176,925 Accrued interest receivable 352,473 344,658 297,642 Leased vehicles, net 4,414,008 3,567,546 1,221,949 Furniture and equipment, net of accumulated depreciation 29,274 30,405 22,607 Federal, state and other income taxes receivable 119,397 7,487 178,717 Deferred tax asset 143,524 220,338 446,999 Goodwill 74,056 74,056 74,056 Intangible assets 53,935 53,637 54,517 Capital lease receivables, net 45,588 19,636 - Other assets 528,020 473,551 432,815 Total assets $ 30,641,292 $ 29,732,396 $ 25,608,280 Liabilities and Equity Liabilities: Notes payable — credit facilities $ 8,390,080 $ 7,762,950 $ 7,407,526 Notes payable — secured structured financings 18,444,397 18,391,660 15,275,871 Accrued interest payable 25,777 24,452 20,076 Accounts payable and accrued expenses 304,578 281,250 244,548 Federal, state and other income taxes payable 91,460 81,145 - Other liabilities 81,787 88,681 91,101 Total liabilities 27,338,079 26,630,138 23,039,122 Equity: Common stock, $0.01 par value 3,490 3,489 3,462 Additional paid-in capital 1,551,413 1,550,513 1,409,463 Accumulated other comprehensive income (loss) 4,556 (4,129) (6,595) Retained earnings 1,743,754 1,552,385 1,162,828 Total stockholders' equity 3,303,213 3,102,258 2,569,158 Total liabilities and equity $ 30,641,292 $ 29,732,396 $ 25,608,280 21

CONSOLIDATED INCOME STATEMENT For the Three Months Ended (Unaudited, Dollars in thousands, except per share amounts) September 30, 2014 June 30, 2014 September 30, 2013 Interest on finance receivables and loans $ 1,177,828 $ 1,163,448 $ 1,011,492 Leased vehicle income 263,148 218,938 50,099 Other finance and interest income 2,512 874 1,029 Total finance and other interest income 1,443,488 1,383,260 1,062,620 Interest expense 129,135 128,314 120,589 Leased vehicle expense 200,397 179,135 41,485 Net interest income 1,113,956 1,075,811 900,546 Provision for credit losses 769,689 589,136 598,201 Net interest income after provision for loan losses 344,267 486,675 302,345 Profit sharing 10,556 24,056 27,238 Net interest income after provision for loan losses and profit sharing 333,711 462,619 275,107 Investment gains, net 38,015 21,602 7,678 Servicing fee income 20,547 22,099 7,384 Fees, commissions, and other 91,399 95,030 63,278 Total other income 149,961 138,731 78,340 Salary and benefits expense 88,940 93,689 79,293 Repossession expense 50,738 45,648 36,091 Other operating costs 62,228 71,889 60,756 Total operating expenses 201,906 211,226 176,140 Income before income taxes 281,766 390,124 177,307 Income tax expense 90,397 143,643 65,486 Net income 191,369 246,481 111,821 Noncontrolling interests - - (576) Net income attributable to Santander Consumer USA Holdings Inc. shareholders $ 191,369 $ 246,481 $ 111,245 Net income per common share (basic) $ 0.55 $ 0.71 $ 0.32 Net income per common share (diluted) $ 0.54 $ 0.69 $ 0.32 Weighted average common shares (basic) 348,955,505 348,826,897 346,172,443 Weighted average common shares (diluted) 355,921,570 356,381,921 346,172,443 22

RECONCILIATION OF NON-GAAP MEASURES » Core performance (Dollars in thousands, except per share data) September 30, 2014 June 30, 2014 March 31, 2014 December 31, 2013 June 30, 2013 Total equity $ 3,303,213 $ 3,102,258 $ 2,908,018 $ 2,686,832 $ 2,470,063 Deduct: Goodwill and intangibles (127,991) (127,693) (128,447) (128,720) (127,990) Tangible common equity $ 3,175,222 $ 2,974,565 $ 2,779,571 $ 2,558,112 $ 2,342,073 Total assets $ 30,641,292 $ 29,732,396 $ 28,796,233 $ 26,401,896 $ 22,778,430 Deduct: Goodwill and intangibles (127,991) (127,693) (128,447) (128,720) (127,990) Tangible assets $ 30,513,301 $ 29,604,703 $ 28,667,786 $ 26,273,176 $ 22,650,440 Equity to assets ratio 10.8% 10.4% 10.1% 10.2% 10.8% Tangible common equity to tangible assets 10.4% 10.0% 9.7% 9.7% 10.3% 23 Nine Months Ended September 30, 2014 Three Months Ended March 31, 2014 Net income $ 519,316 $ 81,466 Add back: Stock compensation recognized upon IPO, net of tax 74,428 74,428 Other IPO-related expenses, net of tax 1,409 1,409 Core net income $ 595,153 $ 157,303 Weighted average common shares (diluted) 355,809,576 356,325,036 Net income per common share (diluted) $ 1.46 $ 0.23 Core net income per common share (diluted) $ 1.67 $ 0.44 Average total assets $ 29,173,189 $ 27,812,499 Return on average assets 2.4% 1.2% Core return on average assets 2.7% 2.3% Average total equity $ 2,997,634 $ 2,809,838 Return on average equity 23.1% 11.6% Core return on average equity 26.5% 22.4% Operating expenses $ 731,580 $ 318,448 Deduct: Stock compensation recognized upon IPO (117,654) (117,654) Other IPO-related expenses (2,175) (2,175) Core operating expenses $ 611,750 $ 198,619 Sum of net interest income and other income $ 3,657,169 $ 1,178,710 Efficiency ratio 20.0% 27.00% Core efficiency ratio 16.7% 16.9%

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